Exhibit 10.1

PROMISSORY NOTE

LOAN TERMS TABLE

Lender:	KeyBank National Association, a national banking association, its successors and assigns

Loan No.: 10026291

Lender’s Address: 911 Main Street, Suite #1500, Kansas City, Missouri 64105

Lender’s Facsimile No.: (816) 221-8848

Borrower: CMI04 CANTON NC LLC, a Delaware limited liability company

Borrower’s Address: c/o Gladstone Commercial Corporation, 1616 Anderson Road, Second Floor, McLean, Virginia, 22102

Borrower’s Facsimile No.: (973) 993-1954

Borrower’s Tax Identification Number: 91-2198700

Property:	Real property located at 171 Great Oak Drive, Canton, North Carolina 28716, in Haywood County, North Carolina and certain personal property

Note Date: March 14, 2005

Original Principal Amount: $3,150,000.00

Maturity Date: April 1, 2030

Anticipated Repayment Date: April 1, 2010

Interest Rate: See Section 25.2

Initial Interest Payment Per Diem: $553.88

Monthly Payment: $ 20,935.63

Monthly Payment Date: May 1, 2005 and on the first day of each successive month thereafter

Financial Statement Reporting Deposit: $130.00

     1. Loan Amount and Rate. FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, the Original Principal Amount (or so much thereof as is outstanding from time to time, which is referred to herein as the “Outstanding Principal Balance” or “OPB”), with interest on the unpaid OPB from the date of disbursement of the Loan (as hereinafter defined) evidenced by this Promissory Note (“Note”) at the Interest Rate. Interest shall be calculated based on the daily rate which is produced assuming a three hundred sixty (360) day year multiplied by the actual number of days elapsed. The loan evidenced by this Note will sometimes hereinafter be called the “Loan”. The above Loan Terms Table (hereinafter referred to as the “Table”) is a part of the Note and all terms used in this Note that are defined in the Table shall have the meanings set forth therein.

     2. Principal and Interest Payments. Payments of principal and interest shall be made as follows:

     (a) An interest payment on the date of disbursement of the Loan proceeds in an amount calculated by multiplying the Initial Interest Payment Per Diem by the number of days from (and including) the date of the disbursement of the Loan proceeds through the last day of the calendar month in which the disbursement was made;

     (b) A Monthly Payment on each Monthly Payment Date until the Maturity Date, each of such payments to be applied: (i) to the payment of interest computed at the Interest Rate; and (ii) the balance applied toward the reduction of the principal balance of the Loan; and

     (c) If not sooner paid, the balance of the principal amount of the Loan, all unpaid interest thereon, and all other amounts owed to Lender pursuant to this Note or any other Loan Document (as hereinafter defined) or otherwise in connection with the Loan or the security for the Loan shall be due and payable on the Maturity Date.

     3. Security for Note. This Note is secured by a first deed of trust, mortgage, or deed to secure debt (which is herein called the “Security Instrument”) encumbering the Property. This Note, the Security Instrument, and all other documents and instruments existing now or after the date hereof that evidence, secure or otherwise relate to the Loan, including any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents” or individually as a “Loan Document”. All amounts that are now or in the future become due and payable under this Note, the Security Instrument, or any other Loan Document, including any Prepayment Consideration (as hereinafter defined) and all applicable expenses, costs, charges, and fees, will be referred to herein as the “Debt.” The remedies of Lender as provided in this Note, any other Loan Document, or under applicable law shall be cumulative and concurrent, may be pursued singularly, successively, or together at the discretion of Lender, and may be exercised as often as an occasion shall occur. The failure to exercise any right or remedy shall not be construed as a waiver or release of the right or remedy respecting the same or any subsequent default.

     4. Financial Statement Reporting Deposit; Rebate of Deposit. In order to further protect the collateral for the Loan and to secure payment thereof, in addition to and concurrently with each Monthly Payment, Borrower shall also pay to Lender a constant monthly amount equal to the Financial Statement Reporting Deposit. On the first day of the fourteenth (14th) month following the date of the initial disbursement of funds under this Note (the “Disbursement Date”), and on an annual basis thereafter during the term of this Note, Lender shall remit to Borrower a portion of the Financial Statement Reporting Deposit then held by Lender in an amount equal to the aggregate amount of the Financial Statement Reporting Deposit actually received by Lender during the twelve (12) month period ending upon the immediately prior annual anniversary of the Disbursement Date (the “Annual Compliance Period”) provided that no Event of Default (as hereinafter defined), including any failure by Borrower to strictly comply with the financial reporting requirements set forth in the Security Instrument, is currently existing or has occurred in the Annual Compliance Period.

     5. Payments. All amounts payable hereunder shall be payable in lawful money of the United States of America to Lender at Lender’s Address or such other place as the holder hereof may designate in writing. Each payment made hereunder shall be made in immediately available funds and must state the Borrower’s Loan Number. If any payment of principal or interest on this Note is due on a day other than a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day. Any payment on this Note received after 2:00 o’clock p.m. local time at the place then designated as the place for receipt of payments hereunder shall be deemed to have been made on the next succeeding Business Day. All amounts due under this Note shall be payable without set off, counterclaim, or any other deduction whatsoever. All payments from Borrower to Lender following the occurrence of an Event of Default shall be applied in such order and manner as Lender elects in reduction of costs, expenses, charges, disbursements and fees payable by Borrower hereunder or under any other Loan Document, in reduction of interest due on unpaid principal, or in reduction of principal. Lender may, without notice to Borrower or any other person, accept one or more partial payments of any sums due or past due hereunder from time to time while an uncured Event of Default exists hereunder, after Lender accelerates the indebtedness evidenced hereby, and/or after Lender commences enforcement of its remedies under any Loan Document or applicable law, without thereby waiving any Event of Default, rescinding any acceleration, or waiving, delaying, or forbearing in the pursuit of any remedies under the Loan Documents. Lender may endorse and deposit any check or other instrument tendered in connection with such a partial payment without thereby giving effect to or being bound by any language purporting to make acceptance of such instrument an accord and satisfaction of the indebtedness evidenced hereby. As used herein, the term “Business Day” shall mean a day upon which commercial banks are not authorized or required by law to close in the city designated from time to time as the place for receipt of payments hereunder.

     6. Late Charge. If any sum payable under this Note or any other Loan Document is not received by Lender by close of business on the fifth (5th) day after the date on which it was due, Borrower shall pay to Lender an amount (the “Late Charge”) equal to the lesser of (a) five percent (5%) of the full amount of such sum or (b) the maximum amount permitted by applicable law in order to help defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such Late Charge shall be secured by the Security Instrument and other Loan Documents. The collection of any Late Charge shall be in addition to, and shall not constitute a waiver of or limitation of, a default or Event of Default hereunder or a waiver of or limitation of any other rights or remedies that Lender may be entitled to under any Loan Document or applicable law.

     7. Default Rate. Upon the occurrence of an Event of Default (including the failure of Borrower to make full payment on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the Outstanding Principal Balance at the rate of five percent (5%) per annum above the Interest Rate (“Default Rate”) but in no event greater than the maximum rate permitted by applicable law. Interest shall accrue and be payable at the Default Rate from the occurrence of an Event of Default until all Events of Default have been fully cured. Such accrued interest shall be added to the Outstanding Principal Balance, and interest shall accrue thereon at the Default Rate until fully paid. Such accrued interest shall be secured by the Security Instrument and other Loan Documents. Borrower agrees that Lender’s right to collect interest at the Default Rate is given for the purpose of compensating Lender at reasonable amounts for Lender’s added costs and expenses that occur as a result of Borrower’s default and that are difficult to predict in amount, such as increased general overhead, concentration of management resources on problem loans, and increased cost of funds. Lender and Borrower agree that Lender’s collection of interest at the Default Rate is not a fine or penalty, but is intended to be and shall be deemed to be reasonable compensation to Lender for increased costs and expenses that Lender will incur if there occurs an Event of Default hereunder. Collection of interest at the Default Rate shall not be construed as an agreement or privilege to extend the Maturity Date or to limit or impair any rights and remedies of Lender under any Loan Documents. If judgment is entered on this Note, interest shall continue to accrue post-judgment at the greater of (a) the Default Rate or (b) the applicable statutory judgment rate.

     8. Origination, Administration, Enforcement, and Defense Expenses. Borrower shall pay Lender, on demand, all Administration and Enforcement Expenses (as hereinafter defined) now or hereafter incurred by Lender, together with interest thereon at the Default Rate, from the date paid or incurred by Lender until such fees and expenses are paid by Borrower, whether or not an Event of Default or Default then exists. For the purpose of this Note, “Administration and Enforcement Expenses” shall mean all fees and expenses incurred at any time or from time to time by Lender, including legal (whether for the purpose of advice, negotiation, documentation, defense, enforcement or otherwise), accounting, financial advisory, auditing, rating agency, appraisal, valuation, title or title insurance, engineering, environmental, collection agency, or other expert or consulting or similar services, in connection with: (a) the origination of the Loan, including the negotiation and preparation of the Loan Documents and any amendments or modifications of the Loan or the Loan Documents, whether or not consummated; (b) the administration, servicing or enforcement of the Loan or the Loan Documents, including any request for interpretation or modification of the Loan Documents or any matter related to the Loan or the servicing thereof (which shall include the consideration of any requests for consents, waivers, modifications, approvals, lease reviews or similar matters and any proposed transfer of the Property or any interest therein), (c) any litigation, contest, dispute, suit, arbitration, mediation, proceeding or action (whether instituted by or against Lender, including actions brought by or on behalf of Borrower or Borrower’s bankruptcy estate or any indemnitor or guarantor of the Loan or any other person) in any way relating to the Loan or the Loan Documents including in connection with any bankruptcy, reorganization, insolvency, or receivership proceeding; (d) any attempt to enforce any rights of Lender against Borrower or any other person that may be obligated to Lender by virtue of any Loan Document or otherwise whether or not litigation is commenced in pursuance of such rights; and (e) protection, enforcement against, or liquidation of the Property or any other collateral for the Loan, including any attempt to inspect, verify, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Loan, the Property or any other collateral for the Loan. All Administration and Enforcement Expenses shall be additional Debt hereunder secured by the Property, and may be funded, if Lender so elects, by Lender paying the same to the appropriate persons and thus making an advance on Borrower’s behalf.

     9. Prepayment; Defeasance.

     (a) Restrictions. Voluntary prepayment of this Note is prohibited except during the last ninety (90) days of the term when prepayment may be made in whole, but not in part, without payment of any Prepayment Consideration (as hereinafter defined), on any Monthly Payment Date. Notwithstanding anything contained in this Article 9 to the contrary, provided no Default (as hereinafter defined) or Event of Default has occurred, no Prepayment Consideration shall be due in connection with a complete or partial prepayment resulting from: (i) the application of insurance proceeds or condemnation awards pursuant to the Security Instrument; or (ii) changes in tax or debt credit laws as may be required pursuant to the Security Instrument, but Borrower shall be required to pay all other sums due hereunder together with all interest accrued thereon. Any such partial prepayments shall reduce the Outstanding Principal Balance, but shall not reduce the amount of the Monthly Payment.

     (b) Defeasance.

          (i) Provided that as of the Release Date (as hereinafter defined) the Debt has not been accelerated, no Event of Default exists, and no event has occurred that with the passage of time, giving of notice, or modification or termination of the automatic stay of Section 362 of the United States Bankruptcy Code may become an Event of Default (“Default”), Borrower may cause the release of the Property from the lien of the Security Instrument and the other Loan Documents (“Defeasance”) on any Monthly Payment Date following the date that is two (2) years and fifteen (15) days after the “startup day” within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986, as amended (together with any successor statute and the related Treasury Department Regulations including temporary regulations, the “Code”) of any “real estate mortgage investment conduit” within the meaning of Section 860D of the Code (“REMIC”) that holds this Note upon Borrower’s satisfaction of the following conditions:

     (A) Borrower shall provide Lender not less than thirty (30) days prior written notice specifying a Monthly Payment Date (such Date, or any extended date upon which Borrower and Lender may mutually agree is referred to herein as the “Release Date”) on which the Defeasance Collateral (as hereinafter defined) is to be delivered;

     (B) On the Release Date Borrower shall pay in full all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to the Release Date, including all costs and expenses (including attorneys’ fees) incurred by Lender or its servicers or other agent(s) or to or on behalf of any rating agencies or other third parties in connection with such release and related transactions (including the review of the proposed Defeasance Collateral and the preparation of the Defeasance Security Agreement (as hereinafter defined) and related documentation), together with a defeasance processing fee in an amount equal to one-half of one percent (0.5%) of the then Outstanding Principal Balance but in no event less than (A) $7,500 or greater than (B) $20,000; and

     (C) Borrower shall deliver the following, all of which must be satisfactory to Lender, at or prior to the release of the Property and substitution of the Defeasance Collateral:

          (1) Direct, non-callable and non-redeemable securities evidencing an obligation to pay principal and interest in a full and timely manner that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged (the “Defeasance Collateral”) in amounts sufficient to pay all scheduled principal and interest payments required under this Note, which securities provide for payments prior, but as close as possible, to the Business Day prior to each successive Monthly Payment Date occurring after the Release Date, with each such payment being equal to or greater than the amount of the corresponding Monthly Payment required to be made hereunder for the balance of the term hereof plus the amount required to be paid on the Maturity Date (the “Scheduled Defeasance Payments”), each of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance satisfactory to Lender (including such instruments as may be required by the depository institution or other entity holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement (as hereinafter defined) a valid, first priority lien and security interest therein in favor of Lender in conformity with all applicable state and federal laws governing granting of such security interest;

          (2) any and all agreements, certificates, opinions, documents or instruments required by Lender in connection with the Defeasance including (a) a pledge and security agreement, in form and substance satisfactory to Lender, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the “Defeasance Security Agreement”), and (b) any and all agreements, certificates, opinions, documents, or instruments required by Lender that affect or relate in any way to the maintenance by any REMIC that holds this Note of its qualification and status for tax purposes as a REMIC;

          (3) a certificate of Borrower certifying that (a) all of the requirements set forth in this Section 9(b) have been satisfied, (b) the transactions that are being carried out pursuant to this Section 9(b) (including specifically the release of the lien of the Security Instrument) are being effected to facilitate the disposition of the Property or any other customary commercial transaction and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and (c) the amounts of the Defeasance Collateral comply with all the requirements of this section including the requirement that the Defeasance Collateral shall generate monthly amounts equal to or greater than the Scheduled Defeasance Payments required to be paid under this Note through the Maturity Date;

          (4) an opinion of counsel for Borrower, delivered by counsel acceptable to Lender, stating, among other things but without substantive qualification, that (a) Lender has a valid, duly perfected, first priority security interest in the Defeasance Collateral and that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms, (b) neither the Defeasance nor any other transaction that occurs pursuant to the provisions of this Section 9(b) has caused or will cause the Loan (including for this purpose the Loan Documents) to cease to be a “qualified mortgage” within the meaning of Section 860G of the Code, either under the provisions of Treasury Regulation Sections 1.860G-2(a)(8) or 1.860G-2(b) (as such regulations may be amended or superseded from time to time) or under any other provision of the Code or otherwise, and (c) the tax qualification and status of any REMIC or any other entity that holds this Note will not be adversely impaired or affected as a result of the Defeasance and/or any other transaction that occurs pursuant to the provisions of this Section 9(b). The opinions set forth in clauses (b) and (c) above may, in Lender’s discretion, be rendered by counsel to Lender at Borrower’s sole cost and expense;

          (5) a certificate and opinion delivered by an independent certified public accounting firm acceptable to Lender certifying that the amounts of the Defeasance Collateral comply with all the requirements of this Section including the requirement that the Defeasance Collateral shall generate monthly amounts equal to or greater than the Scheduled Defeasance Payments required to be paid under this Note through the Maturity Date. Upon Lender’s request, such accounting firm shall also certify the change in the yield of the Loan that results from the Defeasance and any other transactions that occur pursuant to the provisions of this Section 9(b), including supporting computations which shall be made in a manner that is consistent with the provisions of Treasury Regulation Sections 1.1001-3(e)(1) and (2);

          (6) Upon Lender’s request, written confirmation from the rating agencies that have rated any of the securities issued by any REMIC that holds this Note to the effect that the Defeasance will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Defeasance for any rated securities then outstanding or a waiver from any such rating agency stating that it has declined to review the Defeasance. If required by any rating agency or Lender, a non-consolidation opinion with respect to the Defeasance Obligor (as hereinafter defined) in form and substance satisfactory to Lender and such rating agency; and

          (7) Borrower shall (unless otherwise agreed to in writing by Lender), at Borrower’s expense, assign all of its obligations under this Note, together with the Defeasance Collateral, to a successor entity (“Defeasance Obligor”) designated by Lender (which may include an entity that is owned and/or controlled by Lender) that is a single purpose, bankruptcy remote entity as determined by Lender in its discretion. The Defeasance Obligor shall execute an assumption agreement pursuant to which it shall assume Borrower’s obligations under this Note, the Loan Documents, and the Defeasance Security Agreement. As conditions to such assignment and assumption, Borrower shall (a) deliver to Lender an opinion of counsel delivered by counsel acceptable to Lender stating, among other things, that such assumption agreement has been duly authorized and is enforceable against Borrower and the Defeasance Obligor in accordance with its terms, that the Note, the Defeasance Security Agreement and the other Loan Documents, as so assumed, have been duly authorized and are enforceable against the Defeasance Obligor in accordance with their respective terms, and that the delivery of the Defeasance Collateral to the Defeasance Obligor does not constitute a fraudulent transfer, preferential payment, or other voidable transfer under applicable bankruptcy law and (b) pay all costs and expenses including attorneys’ fees incurred by Lender or its servicer or other agent(s) in connection with such assignment and assumption (including the review of the proposed transferee and the preparation of the assumption agreement and related documentation). Upon such assumption, Borrower shall be relieved of its obligations under this Note, the Defeasance Security Agreement and the other Loan Documents, other than those obligations which are specifically intended to survive the payment of this Note and the termination, satisfaction or assignment of this Note, the Defeasance Security Agreement or the other Loan Documents or the exercise of Lender’s rights and remedies under any of such documents and instruments.

          (ii) Upon compliance with the requirements of this Section, Lender shall release the Property from the lien of the Security Instrument and the other Loan Documents, and the Defeasance Collateral shall secure this Note and all other obligations under the Loan Documents. Lender will, at Borrower’s expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the Security Instrument from the Property. Borrower, pursuant to the Defeasance Security Agreement, shall authorize and direct that the payments received from Defeasance Collateral be made directly to Lender and applied to satisfy the obligations of Borrower under this Note.

          (iii) Upon the release of the Property in accordance with this Section 9(b), Borrower shall have no further right to prepay this Note. Borrower shall pay all costs and expenses incurred or to be incurred in connection with the Defeasance and related transactions, including all charges imposed by any rating agencies and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of this Note or otherwise required to accomplish the Defeasance and related transactions.

          (iv) If any notice of defeasance is given pursuant to Section 9(b)(i)(A), Borrower shall be required to defease the Loan on the Release Date (unless such notice is revoked by Borrower prior to the Release Date in which event Borrower shall immediately reimburse Lender for any and all reasonable costs and expenses incurred by Lender in connection with Borrower’s giving of such notice and revocation).

          (v) At Borrower’s request, Lender may agree that Lender or its servicer or other agent, acting on Borrower’s behalf as Borrower’s agent and attorney-in-fact, shall purchase the Defeasance Collateral that Borrower is required to deliver to Lender pursuant to Section 9(b)(i)(C)(1). If such an agreement is made then Borrower shall deposit with Lender or Lender’s servicer or other agent, as directed by Lender or Lender’s agent(s), on or prior to the Release Date a sum of money sufficient to purchase the Defeasance Collateral. By making such deposit Borrower shall thereby appoint Lender or Lender’s servicer or other agent as Borrower’s agent and attorney-in-fact, with full power of substitution, for the purpose of purchasing the Defeasance Collateral with the funds so provided and delivering the Defeasance Collateral to Lender pursuant to Section 9(b)(i)(C)(1).

          (vi) Notwithstanding any release of the Security Instrument or any Defeasance hereunder, the Defeasance Obligor shall be bound by and obligated under Sections 3.1 (Payment of Debt), 7.2 (Further Acts Etc.), 7.4(a) (Estoppel Certificates), 11.2 (Application of Proceeds), 11.7 (Other Rights Etc.) and 14.2 (Marshalling and Other Matters) and Article 13 (Indemnification) of the Security Instrument; provided, however, that all references therein to “Property” or “Personal Property” shall be deemed to refer only to the Defeasance Collateral delivered to Lender.

     (c) Default Prepayment. If a Default Prepayment (as hereinafter defined) occurs, such Default Prepayment shall be deemed to be a voluntary prepayment under this Note and in such case the applicable Prepayment Consideration (as hereinafter defined) shall be due and payable to Lender in connection with such Default Prepayment (unless Lender voluntarily and expressly waives in writing the right to collect such Prepayment Consideration). The Prepayment Consideration shall be secured by all security and collateral for the Loan and shall, after it becomes due and payable, be treated as if it were added to the Outstanding Principal Balance for all purposes including accrual of interest, judgment on the Note, foreclosure (whether through power of sale, judicial proceeding, or otherwise) (“Foreclosure Sale”), redemption, and bankruptcy (including pursuant to Section 506 of the United States Bankruptcy Code or any successor provision); without limiting the generality of the foregoing, it is understood and agreed that the Prepayment Consideration may be added to Lender’s bid at any Foreclosure Sale. If Prepayment Consideration is due hereunder, Lender shall deliver to Borrower a statement setting forth the amount and determination of the Prepayment Consideration, and, provided that Lender shall have in good faith applied the formula described below, Borrower shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error, which calculation may be made by Lender on any day during the thirty (30) day period preceding the date of such prepayment.

     The term “Default Prepayment” shall mean a prepayment of any portion of the principal amount of this Note made after occurrence of a Default or Event of Default under any circumstances including a prepayment in connection with (i) reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of power of sale, (ii) any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure or power of sale, (iii) any sale in foreclosure or under exercise of a power of sale or otherwise (including pursuant to a credit bid made by Lender in connection with such sale), (iv) any other collection action by Lender, or (v) exercise by any governmental authority of any civil or criminal forfeiture action with respect to any collateral for the Loan. Prepayment Consideration shall be due and payable upon acceleration of the Loan in accordance with the terms of this Note, and the “Prepayment Date”, for the purpose of computing Prepayment Consideration, shall be the date of acceleration of the Loan in accordance with the terms of this Note. Exchange of this Note for a different instrument or modification of the terms of this Note, including classification and treatment of Lender’s claim (other than non-impairment under Section 1124 of the United States Bankruptcy Code or any successor provision) pursuant to a plan of reorganization in bankruptcy shall also be deemed to be a Default Prepayment hereunder.

     The “Prepayment Consideration” (as the term is used in this Note) shall mean the present value, as of the date of the occurrence of the Default, of the remaining scheduled payments of principal and interest from the date of the occurrence of the Default through the Maturity Date (including any balloon payment), which shall be determined by discounting such payments at the Discount Rate (hereinafter defined) less the amount of principal being prepaid. The term “Discount Rate” shall mean the rate that, when compounded monthly, is equivalent to the Treasury Rate (hereinafter defined) when compounded semi-annually. The term “Treasury Rate” shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (If Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.).

     Borrower acknowledges that: (i) Lender has made the Loan to Borrower in reliance on, and the Loan has been originated for the purpose of selling the Loan in the secondary market to investors who will purchase the Loan or direct or indirect interests therein in reliance on, the actual receipt over time of the stream of payments of principal and interest agreed to by Borrower herein; and (ii) Lender or any subsequent investor in the Loan will incur substantial additional costs and expenses in the event of a prepayment of the Loan; and (iii) the Prepayment Consideration is reasonable and is a bargained for consideration and not a penalty and the terms of the Loan are in various respects more favorable to Borrower than they would have been absent Borrower’s agreement to pay Prepayment Consideration as provided herein. Borrower agrees that Lender shall not, as a condition to receiving the Prepayment Consideration, be obligated to actually reinvest the amount prepaid in any treasury obligation or in any other manner whatsoever. Nothing contained herein shall be deemed to be a waiver by Lender of any right it may have to require specific performance of any obligation of Borrower hereunder including to make payments hereunder strictly according to the terms hereof or to furnish Defeasance Collateral.

     In addition to Prepayment Consideration, Borrower shall pay all hedging and breakage costs of any kind and in any amount incurred by Lender due to any prepayment (including a Default Prepayment).

     10. Maximum Rate Permitted by Law. All agreements in this Note and all other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid hereunder for the use, forbearance, or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of this Note or any other Loan Document at the time performance of such provision shall be due shall involve exceeding any usury limit prescribed by law that a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with such limit, and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount that would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be refunded immediately to Borrower.

     11. Events of Default; Acceleration of Amount Due. Lender may in its discretion, without notice to Borrower, declare the entire Debt, including the principal balance of the Loan, all accrued interest, all costs, expenses, charges and fees payable under any Loan Document, and Prepayment Consideration immediately due and payable, and Lender shall have all remedies available to it at law or equity for collection of the amounts due, if any of the following (the “Events of Default”) occurs:

          (a) Borrower fails to make full and punctual payment of any Monthly Payment or any other amount payable on a monthly basis under this Note, the Security Instrument or any other Loan Document within five (5) days of the date on which such payment was due; or

          (b) Borrower fails to make full payment of the Debt when due, whether on the Maturity Date, upon acceleration or prepayment, or otherwise; or

          (c) Borrower fails to make full and punctual payment of any Late Charges, costs and expenses due hereunder, or any other sum of money required to be paid to Lender under this Note, the Security Instrument or under any other Loan Document (other than any payment described in subclauses (a) and (b) immediately above), which failure is not cured on or before the fifth (5th) day after Lender’s written notice to Borrower that such payment is required.

          (d) an Event of Default occurs under the Security Instrument or any other Loan Document that has continued beyond any applicable cure period therefor.

     12. Time of Essence. Time is of the essence with regard to each provision contained in this Note.

     13. Transfer and Assignment. This Note may be freely transferred and assigned by Lender. Borrower’s right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Security Instrument.

     14. Authority of Persons Executing Note. Borrower warrants and represents that the persons or officers who are executing this Note and the other Loan Documents on behalf of Borrower have full right, power and authority to do so, and that this Note and the other Loan Documents constitute valid and binding documents, enforceable against Borrower in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

     15. Severability. The terms of this Note are severable, and should any provision be declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall, at the option of Lender, remain in full force and effect and shall in no way be impaired.

     16. Borrower’s Waivers. Borrower and all others liable hereon hereby waive presentation for payment, demand, notice of dishonor, protest, and notice of protest, notice of intent to accelerate, and notice of acceleration, stay of execution and all other suretyship defenses to payment generally. No release of any security held for the payment of this Note, or extension of any time periods for any payments due hereunder, or release of collateral that may be granted by Lender from time to time, and no alteration, amendment or waiver of any provision of this Note or of any of the other Loan Documents, shall modify, waive, extend, change, discharge, terminate or affect the liability of Borrower and any others that may at any time be liable for the payment of this Note or the performance of any covenants contained in any of the Loan Documents.

     17. Governing Law. This Note shall be governed and construed generally according to the laws of the jurisdiction in which the real property collateral for this Note is located without regard to the conflicts of law provisions thereof (“Governing State”).

     18. JURISDICTION AND VENUE. BORROWER HEREBY CONSENTS TO PERSONAL JURISDICTION IN THE GOVERNING STATE. VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE DEBT OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS (“ACTION”) SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE. BORROWER HEREBY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR PURPOSES OF ANY ACTION. Borrower hereby waives and agrees not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction, (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Note or any of the other Loan Documents may not be enforced in or by those courts, or that it is exempt or immune from execution, (iii) that the Action is brought in an inconvenient forum, or (iv) that the venue for the Action is in any way improper.

     19. Notices. Any notice required or permitted to be given hereunder must be in writing and given (a) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient (with a second copy to be sent to the intended recipient by any other means permitted under this Section 19); or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next Business Day following deposit with the delivery service; in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the parties shall be as set forth in the Table. From time to time either party may designate another address than the address set forth for all purposes of this Note by giving the other party no less than ten (10) days advance notice of such change of address in accordance with the notice provisions hereof. A copy of any notice sent, transmitted or delivered to Lender shall also be delivered to Daniel Flanigan, Esq., Polsinelli Shalton Welte Suelthaus, 700 W. 47th Street, Suite 1000, Kansas City, Missouri 64112, facsimile number: (816) 753-1536.

     20. Avoidance of Debt Payments. To the extent that any payment to Lender and/or any payment or proceeds of any collateral received by Lender in reduction of the Debt is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to Borrower (or Borrower’s successor) as a debtor in possession, or to a receiver, creditor, or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Debt intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Lender whether or not this Note has been marked “paid” or otherwise cancelled or satisfied and/or has been delivered to Borrower, and in such event Borrower shall be immediately obligated to return the original Note to Lender and any marking of “paid” or other similar marking shall be of no force and effect.

     21. Nonrecourse.

          (a) Subject to the provisions of subsections (b) and (c) of this Section 21, Lender shall not be entitled to recover any deficiency judgment against Borrower or any general partner (if any) of Borrower on this Note, provided, however, the foregoing shall not be interpreted to: (i) impair or affect the right of Lender to enforce any of its rights or remedies (other than any right to a deficiency judgment) provided for in any of the Loan Documents or under applicable law in full accordance with the terms thereof including the right of Lender to name Borrower or any general partner of Borrower as a party defendant in any action or suit for specific performance, foreclosure, or sale (or similar remedy) under the Security Instrument or any other Loan Document; (ii) impair or affect the validity or enforceability of any guaranty, indemnity agreement (including any environmental indemnity agreement), letter of credit, or other similar third party agreement or undertaking made in connection with this Note, the Security Instrument, or any other Loan Document; (iii) impair or affect Lender’s right to offset any and all amounts outstanding under any of the Loan Documents against any claim or amount that may be asserted against Lender by Borrower or any partners, members, shareholders, or other owners of legal or beneficial interests in Borrower; or (iv) affect the validity or enforceability of or impair the right of Lender to bring suit and obtain specific performance or personal, recourse judgment to enforce the liability of Borrower or any other person or entity to the extent of, and Borrower hereby agrees to be personally liable for, any loss, damage, cost, expense or liability incurred by Lender (including all attorneys’ fees and expenses and other collection and litigation expenses) arising out of or in connection with any of the following:

          (A) Borrower or any affiliate, agent, or employee of Borrower misappropriates any rents or other Property income or collateral proceeds including insurance or condemnation proceeds or awards;

          (B) Borrower or any affiliate, agent, or employee of Borrower fails to apply or pay over any tenant security deposits or other refundable deposits in accordance with the terms of the applicable lease or other agreement or the Security Instrument or any other Loan Document;

          (C) Borrower or any affiliate, agent, or employee of Borrower receives rents or other payments from tenants more than one month in advance and fails to apply them in accordance with the Loan Documents;

          (D) following the occurrence of an Event of Default, Borrower or any affiliate, agent, or employee of Borrower (including Borrower in its capacity as a debtor or debtor in possession in a bankruptcy proceeding) fails either to apply rents or other Property income, whether collected before or after such Event of Default, to the ordinary, customary, and necessary expenses of operating the Property or, upon demand, to deliver such rents or other Property income to Lender;

          (E) waste is committed on the Property during a period while Borrower or any affiliate, agent, or employee of Borrower is in possession thereof (“waste” meaning the diminution in the Property’s value resulting from Borrower’s negligent or willful failure to manage, maintain, repair and otherwise operate the Property in a commercially reasonable manner);

          (F) any damage to the Property or the Lender is caused as a result of the intentional misconduct or gross negligence of Borrower or any affiliate, agent, or employee of Borrower;

          (G) any Property is removed in violation of the terms of the Loan Documents;

          (H) Borrower fails, in accordance with the terms of the Loan Documents, to maintain insurance or to pay taxes, assessments, or other liens or claims that could create liens affecting the Property (unless Lender is escrowing funds therefor and fails to make such payments or has taken possession of the Property following an Event of Default, has received all rents from the Property applicable to the period for which such insurance, taxes or other items are due, and thereafter fails to make such payments);

          (I) there is any fraud or material misrepresentation by Borrower or any of its affiliates, any guarantor, any indemnitor or any agent, employee, or other person with actual or apparent authority to make statements or representations on behalf of Borrower, any affiliate of Borrower, or any guarantor or indemnitor (“apparent authority” meaning such authority as the principal knowingly or negligently permits the agent to assume, or which he holds the agent out as possessing); or

          (J) Borrower fails, following an Event of Default, to deliver to Lender on demand all security deposits, books and records relating to the Property and in the possession or control of Borrower or any affiliate, agent, or employee of Borrower.

          (b) Notwithstanding anything to the contrary in the provisions of subsection (a) of this Section, subsection (a) of this Section shall not apply and Borrower and any general partner of Borrower shall be personally liable for the Debt if (i) there shall be any violation of the due-on-sale or due-on-encumbrance provisions of the Security Instrument, (ii) Borrower shall at any time hereafter make an assignment for the benefit of its creditors, or (iii) the Property or any part thereof shall at any time hereafter become property of the estate or an asset in (a) a voluntary bankruptcy, insolvency, receivership, liquidation, winding up, or other similar type of proceeding, or (b) an involuntary bankruptcy or insolvency proceeding (other than one filed by Lender) that is not dismissed within sixty (60) days of filing.

          (c) Nothing herein shall be deemed to constitute a waiver by Lender of any right Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code to file a claim for the full amount of the Debt (as defined in the Security Instrument) or to require that all collateral shall continue to secure all of the Debt.

     22. Miscellaneous. Neither this Note nor any of the terms hereof, including the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Note; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Note; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Note. This Note may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Note. The failure of any party hereto to execute this Note, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. If Borrower consists of more than one person or entity, then the obligations and liabilities of each person or entity shall be joint and several and in such case, the term “Borrower” shall mean individually and collectively, jointly and severally, each Borrower. As used in this Note, (i) the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to,” (ii) any pronoun used herein shall be deemed to cover all genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Note, (iv) no inference in favor of, or against, Lender or Borrower shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document, (v) the words “Lender” and “Borrower” shall include their respective successors (including, in the case of Borrower, any subsequent owner or owners of the Property or any part thereof or any interest therein and Borrower in its capacity as debtor-in-possession after the commencement of any bankruptcy proceeding), assigns, heirs, personal representatives, executors and administrators, (vi) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”, (vii) the words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Note refer to this Note as a whole and not to any particular provision or section of this Note, and (viii) an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender. Wherever Lender’s judgment, consent, approval or discretion is required under this Note or Lender shall have an option, election, or right of determination or any other power to decide any matter relating to the terms of this Note, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender except as may be otherwise expressly and specifically provided herein. Such Decision Power and each other power granted to Lender upon this Note or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer and/or attorney-in-fact), and Borrower hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent. In the event of a conflict between or among the terms, covenants, conditions or provisions of the Loan Documents, the term(s), covenant(s), condition(s) and/or provision(s) that Lender may elect to enforce from time to time so as to enlarge the interest of Lender in its security, afford Lender the maximum financial benefits or security for the Debt, and/or provide Lender the maximum assurance of payment of the Debt in full shall control. BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE, THE SECURITY INSTRUMENT, AND EACH OF THE LOAN DOCUMENTS, WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, LENDER OR BORROWER SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION HEREOF, OR THE SECURITY INSTRUMENT, OR ANY OF THE LOAN DOCUMENTS.

     23. Waiver of Counterclaim and Jury Trial. BORROWER HEREBY KNOWINGLY WAIVES THE RIGHT TO ASSERT ANY COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST BORROWER BY LENDER OR ITS AGENTS. ADDITIONALLY, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S MAKING OF THE LOAN.

     24. Local Law Provisions. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Note (other than the terms and conditions of Section 25), the terms and conditions of this Section shall be binding.

     24.1 Business Purpose. This Loan is intended to be for commercial or business purposes.

     24.2 Late Charge. The first sentence of Section 6 is modified by adding the following between “due”, and “Borrower”: “or on a later date if required by applicable law,”.

     24.3 Waiver of Counterclaim and Jury Trial. The second sentence of Section 23 is hereby modified by adding the following to the beginning thereof: “TO THE EXTENT PERMITTED BY APPLICABLE LAW,”.

     25. Additional Provisions. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Note, the terms and conditions of this Section shall be binding.

     25.1 Financial Statement Reporting Deposit; Rebate of Deposit. Borrower’s obligation under Section 4 to pay the monthly Financial Statement Reporting Deposit stated in the Loan Terms Table is hereby waived so long as Gladstone Commercial Corporation, a Maryland corporation, is a publicly traded company.

     25.2 Interest Rate. From the date of disbursement of the Loan proceeds, until the Anticipated Repayment Date (as hereinafter defined) interest shall accrue on the OPB at a rate of 6.33 percent (6.33%) per annum (“Initial Interest Rate”). From and after the Anticipated Repayment Date (as hereinafter defined), interest shall accrue on the OPB at a rate equal to the greater of: (i) Initial Interest Rate plus two (2) percent per annum; or (ii) the Treasury Rate for the week ending prior to the Anticipated Repayment Date plus two (2) percent per annum (“Adjusted Interest Rate”). As used in this Note, the term “Interest Rate” shall mean the Initial Interest Rate or the Adjusted Interest Rate, as applicable.

     25.3 Prepayment Restrictions. The first sentence of Section 9(a) is amended in its entirety to provide as follows: Voluntary prepayment of this Note is prohibited except during the period commencing on June 23, 2009 and ending on the Maturity Date when prepayment may be made in whole, but not in part, without payment of any Prepayment Consideration (as hereinafter defined) on any Monthly Payment Date.

          The fifth line of Section 9(a) is hereby modified by adding “and is continuing” between “occurred” and “,”.

          The following is added to the end of Section 9(a): “Borrower’s right to cause a Defeasance (as hereinafter defined) in accordance with Section 9(b) shall end on the Anticipated Repayment Date (as hereinafter defined).” In the tenth line of Section 9(b)(i)(C)(1), and the final line of Section 9(b)(i)(C)(3), and the sixth line of Section 9(b)(i)(C)(5), and the fourth line of the third paragraph of Section 9(c), and the second to last line of the third paragraph of Section 9(c) the phrase “Maturity Date” is deleted and the phrase “Anticipated Repayment Date” is substituted therefor.

          The third line of Section 9(b)(i)(B) is hereby modified by inserting “reasonable” between “including” and “attorneys’”.

          The second line of Section 9(b)(i)(C)(2) is hereby modified by inserting “reasonably” between “instruments” and “required”.

          The seventeenth line of the first paragraph of Section 9(b)(i)(C)(7) is hereby modified by inserting “reasonable” between “including” and “attorneys’”.

          The second and third lines of the second paragraph of Section 9(b)(i)(C)(7) is hereby modified by deleting the words “under any circumstances” and substituting “that has not been waived in writing by Lender” therefor.

     25.4 Hyperamortization. In the event that Borrower does not pay to Lender on or before the Anticipated Repayment Date, the outstanding principal balance of this Note together with all unpaid interest thereon and all other amounts owed to Lender pursuant to this Note or any other Loan Document, the following provisions shall apply:

          (a) From and after the Anticipated Repayment Date, interest shall accrue on the OPB at the Adjusted Interest Rate. Interest accrued at the Adjusted Interest Rate and not paid pursuant to this Section 25.4 shall be deferred and added to the OPB of this Note (together with all accrued interest thereon) and shall earn interest at the Adjusted Interest Rate to the extent permitted by applicable law (such accrued interest, together with any interest accrued thereon is hereinafter defined as “Accrued Interest”). All of the OPB, including any Accrued Interest, shall be due and payable on the Maturity Date.

          (b) Contemporaneously herewith, Borrower has executed a Collection and Disbursement Agreement (the “Disbursement Agreement”) pursuant to which Borrower has agreed that, commencing on the first day of the month preceding the Anticipated Repayment Date, Borrower shall cause all rents and all other income, proceeds and other revenues generated or otherwise derived from or attributable to the Property (collectively, “Rents and Profits”) to be deposited in a deposit account with a financial institution named by Lender (the “Disbursement Account”). The Disbursement Agreement provides that all sums deposited in the Disbursement Account shall be applied as set forth therein. From and after the Anticipated Repayment Date, provided no Event of Default has occurred and no event has occurred which, with the passage of time, notice or both, would constitute an Event of Default, all funds in the Disbursement Account shall be disbursed, unless Lender in its sole discretion determines otherwise, by Lender from such account for the payment of the following items in the specified order of payment:

          (i) First, payments to be made to the tax and insurance escrow funds in accordance with the terms and conditions of the Security Instrument;

          (ii) Second, payment of the Monthly Payment (plus, if applicable, interest at the Default Rate and any other charges then due to Lender under the Loan Documents) to be applied first to the payment of interest computed at the Initial Interest Rate with the remainder applied to the reduction of the OPB of this Note;

          (iii) Third, payments required to be made to any other escrow or reserve funds established pursuant to any of the Loan Documents;

          (iv) Fourth, payments of the monthly operating expenses incurred for the Property (“Monthly Operating Expenses”), pursuant to the terms of the approved Annual Budget (as hereinafter defined), but excluding any Affiliate Expenses (as hereinafter defined);

          (v) Fifth, payment of Extraordinary Expenses (as hereinafter defined) approved in writing by Lender, if any;

          (vi) Sixth, payment of any other amounts due under any of the Loan Documents, including, without limitation, any advances made by Lender thereunder for the protection of the Property or Lender’s liens and security interests;

          (vii) Seventh, payment to Lender to be applied against the OPB of this Note (but not including any Accrued Interest) until such principal amount (not including any Accrued Interest) is paid in full;

          (viii) Eighth, payment of Accrued Interest;

          (ix) Ninth, payment of Affiliate Expenses; and

          (x) Tenth, payment to Borrower of any remaining funds.

          (c) Nothing provided above with respect to the Disbursement Account shall limit, reduce or otherwise affect Borrower’s obligations under the Loan Documents including, without limitation, the obligations of Borrower to: (i) operate and maintain (and to pay currently all expenses to operate and maintain) the Property; (ii) make the Monthly Payments; (iii) fund all escrows or reserves established or required under the Loan Documents; and (iv) pay all other amounts due at any time under this Note, the Security Instrument, and the other Loan Documents, even though the sums available in the Disbursement Account may be insufficient at any time to make such payments.

          (d) For each fiscal year commencing with the fiscal year in which the Anticipated Repayment Date occurs, Borrower shall submit to Lender for Lender’s written approval an operating budget for the next succeeding fiscal year, on a month by month basis, including cash flow projections and all proposed capital replacements and improvements and other expenses of the Property (the “Annual Budget”) not later than sixty (60) days prior to the commencement of such fiscal year, in form and substance satisfactory to Lender. Lender shall have the right to approve such Annual Budget and in the event that Lender objects to the proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections and Borrower shall within five (5) days after receipt of notice of any such objections, revise such Annual Budget and resubmit the same to Lender. This procedure shall be repeated until Lender approves an Annual Budget. Until such time as Lender approves a proposed Annual Budget, the most recently approved Annual Budget shall apply; provided that such approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums, and utility expenses and to defer any management fees, leasing commissions, or other payments to, or any personal expenses of, Borrower or any person or entity which is directly or indirectly controlling, controlled by, or under common control with, Borrower or any guarantor or indemnitor with respect to the Loan (“Affiliate Expenses”). In the event that Borrower proposes to incur an extraordinary operating expense or capital expense not set forth in the approved Annual Budget then in effect (an “Extraordinary Expense”), then Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for Lender’s written approval. Borrower covenants and agrees to incur costs only in accordance with the approved Annual Budget.

     25.5 Notices. In addition to the requirements of Section 19 hereof, Lender shall use reasonable efforts to provide a courtesy copy of any notice required or permitted to be given by Lender to Borrower hereunder to the following addressee: James D. Kelly, Esq., Dickstein Shapiro Marin & Oshinsky LLP, 2101 L Street N.W., Washington, D.C. 20037, facsimile number (202) 887-0689.

     Lender’s failure to send such courtesy copies shall not impair the effect of the notice sent to Borrower.

     25.6 Nonrecourse. The second and seventh lines of Section 21(a), and the second line of Section 21(b) are hereby modified by inserting the words “member or” between “any” and “general”. The third line of Section 21(a) is hereby modified by inserting the phrase “or any person or entity having an ownership and/or equity, or legal and/or beneficial interest in any member or general partner of Borrower” between “Note” and “,”.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     Intending to be fully bound, Borrower has executed this Note under seal effective as of the day and year first above written.

Borrower:	By:	CMI04 CANTON NC LLC, (SEAL)
a Delaware limited liability company

		By:	GLADSTONE COMMERCIAL LIMITED (SEAL)
PARTNERSHIP, a Delaware limited
Partnership, its managing member

			By:	GLADSTONE COMMERCIAL (SEAL)
PARTNERS, LLC, a Delaware limited
liability company, its General Partner

			By:	GLADSTONE COMMERCIAL (SEAL)
CORPORATION, a Maryland
corporation, its manager

By:

Name: Robert J. Corry
Title: Principal

[CORPORATE SEAL]

Pay to the order of	, without recourse.

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:

Print Name:

Print Title:

STATE OF

COUNTY OF

     I,                                                             , a Notary Public of the County and State aforesaid, certify that Robert J. Corry personally came before me this day and acknowledged that he is the Principal of GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation, who is the Manager of GLADSTONE COMMERCIAL PARTNERS, LLC, a Delaware limited liability company, who is the General Partner of GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, a Delaware limited partnership, who is the Managing Member of CMI04 CANTON NC LLC, a Delaware limited liability company, and that by authority duly given and as the act of the corporation, in its capacity as Manager of GLADSTONE COMMERCIAL PARTNERS, LLC, the General Partner of GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, which in turn is the Managing Member of CMI04 CANTON NC LLC, the foregoing instrument was signed in its name by the said Robert J. Corry in such capacity sealed with its corporate seal and attested by him as its principal.

     Witness my hand and official stamp or seal, this                      day of March, 2005.

Notary Public

My Commission Expires:

(Affix official seal or stamp)